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EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS
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As independent certified public accountants of Seaview Video Technology, Inc., we hereby consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 10, 2002 in the Registration Statement (Form SB-2) filed with the Securities and Exchange Commission.

                                            /s/ AIDMAN, PISER & COMPANY, P.A.

Tampa, Florida
November 13, 2002